EXHIBIT 10.10


                               AGREEMENT TO LEASE

This Agreement ("Lease"), as of the 1st day of June, 1996 is by and between SIXTH & VIRGINIA PROPERTIES, a Washington General Partnership, hereinafter called "Owner," and InterNAP Network Services, L.L.C., a Washington Limited Liability corporation, hereinafter called "Tenant."

1.   NONSTANDARD PROVISIONS

     The following constitute the nonstandard provisions of this Lease and are referred to elsewhere herein.

     a.   FLOOR OF THE WESTIN BUILDING ON WHICH PREMISES ARE LOCATED:

          8

     b.   AGREED FLOOR AREA OF PREMISES:

          Five thousand eight hundred fifty four (5854) square feet that includes an allowance for core and/or common areas used by Tenant.

     c. THE TERM OF THIS LEASE (hereinafter "Lease Term") shall be Five (5) years and shall commence on the 1st day of June, 1996, and end on the 31st day of May, 2001.

     d.   MONTHLY BASE RENT:

          June 1, 1996 - May 31, 1997   $8781

          June 1, 1997 - May 31, 1998   $9269

          June 1, 1998 - May 31, 1999   $9757

          June 1, 1999 - May 31, 2000   $10,245

          June 1, 2000 - May 31, 2001   $10,732

     e. RENT PER DAY during any occupancy prior to commencement of Lease Term:

          none

     f.   Reimbursement to Owner for Special Improvements:


          Total tenant improvement costs and utility upgrades are projected to cost $137,775.00. Owner and Tenant agree to split the cost of such improvements described in exhibit C. Tenant agrees to pay interest at 10% per annum on any amounts paid for by Owner. One half of the Tenant Improvement balance held by the Owner plus any accrued interest at 10% per annum will be paid on the first day of the second year of the lease. The remaining balance plus accrued interest at 10% per annum will be paid on the first day of the third year.

     g.   USE PERMITTED ON PREMISES:

          Internet communications facilities and general office use.

     h. TENANT'S ADDRESS FOR NOTICES IF OTHER THAN PREMISES:

          none

     i.   TENANT'S BILLING ADDRESS IF OTHER THAN PREMISES:

          n/a

         2
j.   PARKING:

     During the Lease Term, Owner shall provide Tenant with unreserved parking space for five (5) automobiles in The Westin Building Garage. The space shall be made available during periods of typical office use from 7:00 a.m. to 6:00 p.m. five days per week, Monday through Friday, and at other times for the person to whom such space is regularly rented who wishes to work in building.

     Tenant shall pay in advance the charge established by Owner for said spaces, in addition to rent hereunder. If Tenant fails to timely pay such charge, Owner may by written notice to Tenant elect either to proceed as provided in Article 14 or to cease to provide the foregoing parking spaces. Upon initial occupancy of Garage, the charge for these spaces shall be $138.00 per month (including tax). From time to time during this Lease, the charge for spaces shall be increased to the then-prevailing rate for similar service in the immediate area.

     Owner shall maintain the right to pass on to Tenant all applicable parking taxes.

k.   RELOCATION OF PREMISES:

     Owner shall have the right to relocate the Premises in Building on the following terms and conditions:

     1) The floor area of the new location shall be approximately the same as the floor area of the original location;

     2) Tenant will be reimbursed for all reasonable expenses incurred in connection with the relocation, including but not limited to the net cost of putting the new Premises in the same condition as the original location, moving, signage, telephone & computer equipment relocation and reasonable quantities of new stationery;

     3) Owner shall give Tenant at least Ninety (90) days written notice of relocation.

l.   SECURITY DEPOSIT:

     Concurrently with the execution of this Lease, Tenant shall deliver to Owner a sum equal to Seventeen Thousand Five Hundred Sixty two Dollars ($17,562.00), this as security for the performance by Tenant of every covenant and condition of this Lease. Upon payment of deposit, Tenant shall request and Owner shall deliver to Tenant a written receipt therefor. Deposit may be commingled with other funds of Owner and shall bear no interest. If Tenant shall default with respect to any covenant or condition of this Lease, including but not limited to the payment of rent, Owner may apply the whole or any part of deposit to the payment of any sum in default or any other sum which Owner may be required to spend by reason of Tenant's default. Should Tenant comply with all of the covenants and conditions of this Lease, deposit shall be returned to Tenant (or, at the option of Owner, to the last assignee of Tenant's interest in this Lease) at the expiration of the term hereof. Tenant shall not move into Premises until said deposit has been paid to Owner.

m.   SIGNAGE:

     Owner will provide signage, according to building standards, to Tenant with Tenant's business name at Three (3) separate locations:

          1)   Main Lobby Directory - Sixth Avenue
          2)   Third Floor Lobby Directory - Skybridge entrance from Garage
          3)   Elevator Lobby Directory on Tenant's floor

         3


     n.   HOLDING OVER:

          If Tenant shall continue its occupancy of the Premises after the expiration of the Lease Term, the occupancy shall not be deemed to extend or renew the term of this Lease, and such occupancy shall constitute a tenancy from month to month, subject to all of the terms of this Lease, except the term, and except that the Rent for each month of continued occupancy shall be double the Rent for the last full month of the Lease Term. Tenant shall also be liable for Owner's incidental and consequential damages sustained by virtue of Tenant's holding.

     o.   SQUARE FOOTAGE ADJUSTMENT:

          Owner and Tenant agree that reasonable attempts have been made to determine the correct square footage used in this Lease. Owner grants Tenant the option to remeasure and challenge the new premises square footage calculation at Tenant's expense. If Tenant's square footage calculation differs from the number used in this Lease, Owner will remeasure at Owner's expense to determine which calculation is correct. Owner and Tenant agree that any challenge of the square footage calculation must be carried out within one month of the commencement date. After that time, Owner and Tenant agree to mutually waive any and all rights, claims, or liabilities against each other as it relates to the calculation of square footages to determine rents and other costs in this Lease.

     p.   MEET-ME ROOM ACCESS

          Tenant shall have the right to share usage of the 19th floor Meet-Me Room and associated wiring conduit. Owner shall supervise the maintenance of the room by tenant-users and shall use all reasonable means to ensure this facility is always available to Tenant. Tenant agrees to abide by the regulations set jointly by owners and tenant-users or, should its practices conflict with those regulations, to vacate immediately upon written request. As in Article 7, Owner shall not be liable for damages nor shall the rental herein be abated for failure to furnish or interruption in service in this facility.

          For Meet-Me Room usage, Tenant shall pay a one-time usage fee of Five Hundred Dollars ($500.00) no later than Thirty (30) days following Commencement Date and a recurring monthly charge of $50.00 per DSX panel installed within the room.

     q.   CABLE RIGHT OF WAY

          Owner gives to Tenant the right of way to install cable from the Premises to the "Meet Me Room" on the 19th floor. Such installation is at Tenant's expense and subject to limitations and exclusions presented within Lease. Such installation must be coordinated with and approved by The Westin Building Engineer. Cabling to areas of the building other than the Meet-Me Room shall be governed by the same terms and conditions set forth above but shall additionally be subject to monthly recurring charges as established by Owner for all other cable run by users throughout the building.

     r.   CLASS "A" ENTRY

          Tenant acknowledges owners requirement for the premises to have an entry that is compatible with the Class "A" image of the building. Tenant shall cooperate with Owner in developing an entry plan that meets Owner's need for appearance and Tenant's need for privacy and control. Owner agrees that the common areas of the floor specifically the lobby and restrooms will be renovated within a reasonable time consistent with the class A image.

     s.   OPTION TO EXTEND:

          Provided that Tenant is not in default hereunder at the time of the exercise of the Option to Extend and/or at the commencement of the extended term, Tenant shall have the option to extend the term of this lease beyond the Initial Term for an additional period of Five (5) years (the "Extended Term") subject to expansion rights of a full floor tenant on the 7th or 9th floors. In this event however tenant shall first have the option to renew this lease by taking the entire eighth floor. The option provided hereunder shall be exercised, if at all, only by

         4
               written notice to Owner not later than August 31, 2000. The same terms and conditions applicable to the Initial Term of this Lease shall apply during the Extended Term, except that the monthly Rent shall be an amount equal to the product of (1) the agreed floor area of the Premises multiplied by (2) the monthly rent per rentable square foot established by Owner, in its reasonable judgment, for new leases in the Building for substantially equivalent size and located space as of the date of Tenant's exercise of its Option to Extend.

          t.   EQUIPMENT AND FIXTURES:

               Owner and Tenant agree that the premises contains the following mechanical systems: specialized HVAC system to include two (2) twenty (20) ton Liebert floor mounted air conditioning units and associated piping; specialized fire protection system consisting of a halon system and hydraulic preaction valve; and a domestic water backup system for the HVAC units. These systems are to be considered fixtures which Tenant shall take possession of and have the right to use. Tenant shall be responsible for maintaining the systems and preserving their functionality through out their normal life cycle. Should any of the components of these systems fail and require replacement, Tenant shall at its option and its expense, replace necessary components or restructure the system to eliminate the unwanted component in a manner approved by the Building Engineer. If Tenant elects to replace components at substantial capital cost, it shall have the option to designate such components as trade fixtures which Tenant will then be entitled to remove upon expiration of this Lease and vacation of the Premises.

2    EXHIBITS

     The following Drawings and Special Provisions are attached hereto as exhibits and made a part of this Lease:

          Exhibit A -- Floor plan of the Westin Building, herein called
                       "Building."

          Exhibit B -- Site plan showing relation and location of Building and Westin Building Garage.

          Exhibit C -- Details of Premises Approved by Owner and Tenant.

3    PREMISES

     Owner hereby leases to Tenant, and Tenant hereby leases of Owner, upon the terms and conditions herein set forth, those certain Premises, described in
     Article 1(a) and (b) and shown outlined in red on the standard floor plan attached hereto marked "Exhibit A" and made a part hereof in that certain Building, known as the Westin Building situated in the City of Seattle, County of King, State of Washington, at Sixth Avenue and Virginia Street, and located on the following real property:

          Lots 11 and 12 (less portion for street), Block 15 of Addition to town of Seattle, as laid off by Heirs of Sarah A. Bell, deceased (commonly known as Heirs of Sarah A. Bell's Addition to the City of Seattle), as per plat recorded in Volume I of plats, page 103, records of King County, Washington.

     The areas so leased are hereinafter called "Premises."

4    RENT

     Tenant covenants and agrees to pay Owner the monthly rent which is set forth in Article 1(d) to be adjusted as provided elsewhere in this Lease, in United States currency in advance on or before the first day of each calendar month during said term, at the office of Owner in Building or at such other place as Owner may from time to time designate in writing. It is agreed that since collection of any amount past due imposes an

         5

     administrative cost on Owner, in addition to all other sums that may be charged by Owner hereunder, Tenant shall pay to Owner a sum equal to Five Cents ($0.05) for every Dollar not paid when due.

5    USE

     Premises may be used only for the purpose set forth in Article 1(g) and for no other purpose or purposes without the written consent of Owner. No use shall be made of Premises, nor act done in or about Premises, which is unlawful, or which may increase the existing rate of insurance upon Building. Tenant shall not commit or allow to be committed any waste upon Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in Building, nor shall Tenant, without the written consent of Owner, use any apparatus, machinery or device in or about Premises that shall cause any substantial noise or vibration. If any of Tenant's office machines and equipment should disturb the quiet enjoyment of any other tenant in Building, then Tenant shall provide adequate insulation or take such other action as may be necessary to eliminate the disturbance. Tenant shall observe such reasonable rules and regulations as may be adopted by Owner for the safety, care and cleanliness of Premises or Building and the preservation of good order therein.

6    POSSESSION

     In the event of Owner's inability to deliver possession of Premises ready for occupancy at the commencement of the Lease Term, Owner shall not be liable for any damage caused thereby, except as otherwise expressly stated herein, nor shall this Lease become void or voidable, nor shall the Lease Term be extended, but in such event, no rental shall be payable by Tenant to Owner for any portion of the Lease Term prior to actual delivery to Tenant of possession of Premises ready for occupancy by Tenant unless Tenant shall have failed to meet its obligations under Article 23 or unless the term of this Lease does not commence on or before July 1, 1996 without fault on the part of Tenant in which event Tenant's sole remedy shall be to cancel the Lease by giving thirty (30) days written notice of its said election to Owner. If Tenant, with Owner's permission, enters into possession of Premises prior to commencement of the Lease Term, all of the terms and conditions of this Lease shall apply during such prior period, except that rental shall be the amount set forth in article 1(e) for each calendar day during such prior period.

7    SERVICES PROVIDED BY OWNER

     Owner shall, at its sole cost and expense, maintain Premises and the public and common areas of Building, such as lobbies, stairs, landscaping, corridors and restrooms, together with the Westin Building Garage, in reasonably good order and condition except for damage occasioned by the act of Tenant.

     Owner, at its sole cost, shall furnish Premises from 7:00 a.m. to 6:00 p.m. Monday through Friday (exclusive of holidays), hereinafter called "Standard Work Week," with electricity for lighting and the operating of office machines, heat and air conditioning as may be reasonably required for the occupation of Premises, and shall provide elevator service, lighting replacement, toilet room supplies, window washing with reasonable frequency, and daily janitorial service on the basis of a Standard Work Week during the times and in the manner that such janitorial services are customarily furnished in general office buildings in the area. Owner shall not be liable for damages, nor shall the rental herein reserved be abated, for failure to furnish or delay in furnishing any of the foregoing services, when such failure or delay is caused by accident or conditions beyond the control of Owner, or by labor disturbances or labor disputes of any character, or by inability to secure fuel, supplies, machinery, equipment or labor after reasonable efforts to do so, or by the making of improvements or necessary repairs to Premises or Building, nor shall the temporary failure to furnish any of such services be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

     Tenant acknowledges that the 24-hour nature of its business exceeds the Standard Work Week described above. Owner shall at Tenant's cost install a meter in the electrical system supplying Tenant's equipment room, measure usage and bill Tenant monthly at the same rate, including demand charges, billed by Seattle City Light plus a monthly billing fee of $10.00. Additionally, Tenant shall pay for all other expenses incurred by Owner as a result of Tenant using Premises in excess of Standard Work Week.

8    REPAIRS AND ALTERATIONS

     Tenant agrees by taking possession of the Premises that Premises are then in a tenantable and good condition, that Tenant will take good care of Premises, and the same will not be altered or in any way changed without the written consent of Owner. Tenant hereby waives any right to make repairs at Owner's

         6
      expense. Tenant shall not make changes to locks on doors or add, disturb, or in any way change any plumbing or wiring without first obtaining written consent of Owner. All damages or injury done to the Premises by Tenant, or by any persons who may be in or upon Premises with the consent of Tenant, shall be paid for by Tenant and Tenant shall pay for all damages to Building caused by Tenant's misuse of Premises or the appurtenances thereto. All other repairs to Premises necessary to maintain Premises in a tenantable and good condition shall be done by or under the direction of Owner and at Owner's expense except as otherwise specifically provided herein. Tenant shall pay for the replacement of Special Improvements as provided in Article 23 and the replacement of doors or windows of Premises which are cracked or broken by Tenant, its employees, agents, or invitees, and Tenant shall not put any curtains, draperies or other hangings on or beside the windows in Premises without first obtaining Owner's consent. Owner agrees that it will repaint the interior of Premises at least once every five years with a color mutually agreed upon between Tenant and Owner. Owner may make any alterations or improvements which Owner may deem necessary for the preservation, safety or improvement of Premises or Building. All alterations, additions and improvements, except trade fixtures installed by Tenant and which are removable without damage to Building, shall become the property of Owner. Tenant shall, at the termination of this Lease by the expiration of time or otherwise, surrender and deliver up Premises to Owner in as good condition as when received by Tenant from Owner, reasonable use and wear and damage by fire or other casualty excepted.

      Should Owner be required to make changes or additions to Building or Westin Building Garage at any time during the term of this Lease as a result of any law, rule, code or regulation which becomes effective after the Commencement Date, the Tenant shall pay on demand by Owner, as additional rent, a monthly charge equal to the area of Premises as stated in Article 1(b) divided by 350,000 times 1 and 1/3 percent of the cost of the change or addition. Such additional rent shall commence upon substantial completion of each such change or addition and shall continue to the end of the term of this Lease.

9     ENTRY AND INSPECTION

      Tenant will permit Owner and its agents to enter into and upon Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving Premises or Building and when reasonably necessary may close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Owner being construed as an eviction of Tenant or relieving the Tenant from the duty of observing and performing any of the provisions of this Lease. Owner shall have the right to enter Premises for the purpose of showing Premises to prospective tenants for a period of 180 days prior to the expiration of the Lease Term.

10    DAMAGE OR DESTRUCTION

      If Premises or Building are damaged by fire, wind, or other such casualty, the damage shall be repaired by and at the expense of Owner, provided such repairs (to restore Premises to usable condition) can be made within sixty
      (60) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs are completed, the rent shall be abated in proportion to the part of Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of Premises being unusable for a period equal to one day or less).

      If such repairs cannot be made within sixty (60) days, Owner may, at its option, make them within a reasonable time, and in such event this Lease shall continue in effect and the rent shall be abated in the manner provided above. Owner's election to make repairs must be evidenced by written notice to Tenant within thirty (30) days after the occurrence of the damage.

      If Owner does not elect to make such repairs that cannot be made within sixty (60) days, then either party may, by written notice to the other, terminate this Lease. A total destruction of Building shall automatically terminate this Lease.

11    ADVERTISING

      Tenant shall not inscribe any inscription, post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about Premises or Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from any where outside Premises without first obtaining Owner's written consent thereto.

12    INDEMNITY, LOSS AND WAIVER OF SUBROGATION

      Tenant shall defend and indemnify Owner and save it harmless from and against any and all liability, damages, costs, or expenses, including attorneys' fees, arising from any act, omission or negligence of Tenant or the officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors of Tenant in or about Building, or arising from any accident, injury, or damage, howsoever and by

         7

     whomsoever caused, to any person or property, occurring in or about Premises, provided that the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability, or expense resulting from injuries to third parties caused by the negligence of Owner or of any officer, contractor, licensee, agent, servant, or employee of Owner. Owner shall not be responsible for providing security and Tenant hereby releases Owner from any claim for damage or loss of property that may arise as a result of vandalism or theft in Building or Westin Building Garage. Owner and Tenant each release the other from responsibility for, and waive their entire claim of recovery for (i) any loss or damage to the real or personal property of either located anywhere in Building and Westin Building Garage, arising out of or incident to the occurrence of any of the perils which may be covered by a fire and lightning insurance policy, with extended coverage endorsement in common use in the Seattle locality or (ii) loss resulting from business interruption at Premises or loss of rental income from Building, arising out of or incident to the occurrence of any of the perils that may be covered by a business interruption insurance policy and by the loss of rental income insurance policy in common use in the Seattle locality. To the extent that such risks under (i) and (ii) are in fact covered by insurance, each party shall cause its insurance carriers to consent to such waiver and to waive all rights of subrogation against the other party.

13   LIENS AND INSOLVENCY

     Tenant shall keep Premises and Building free from any liens or encumbrances arising out of any work performed by Tenant, materials furnished by Tenant, or obligations incurred by Tenant. Owner may terminate this Lease by giving Tenant notice of its election to do so, if; (i) Tenant files a voluntary petition in bankruptcy, or for reorganization under the bankruptcy laws, or is adjudged a bankrupt by a court of competent jurisdiction, (ii) if Tenant makes an assignment for the benefit of creditors, or if a receiver is appointed for Tenant's business, or (iii) any other action is taken by or against Tenant under any State or Federal insolvency or bankruptcy act. No interest in this Lease or estate hereby created in favor of Tenant shall pass by operation of law under any such bankruptcy or insolvency act to any person whomsoever without the prior express written consent of Owner. Any purported transfer in violation of this Article shall constitute a default by Tenant.

14   DEFAULT AND RE-ENTRY

     Except for a default under the preceding paragraph for which immediate right of termination is given to Owner, if Tenant fails to pay any installment of rent when due (plus interest on past due amounts at the maximum legal rate from the date due) after 3 days written notice, or to perform any other covenant under this Lease within thirty (30) days after written notice from Owner stating the nature of the default, Owner may re-enter and take possession of Premises using all reasonable force to do so; provided, however, that if the nature of such default other than for non-payment of rent is such that the same cannot reasonably be cured within such thirty-day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion. Notwithstanding such retaking of possession by Owner, Tenant's liability for the rent provided herein shall not be extinguished for the balance of the term of this Lease. Upon such re-entry, Owner may elect either (i) to terminate this Lease, in which event Tenant shall immediately pay to Owner a sum equal to that by which the then cash value of the total rent reserved under this Lease for the balance of the Lease Term exceeds the reasonable rental value of the Premises for the balance of the Lease Term plus costs incident to releasing the Premises including, but not limited to remodeling expenses, attorney's fees and real estate commissions; or (ii) without terminating this Lease, to relet all or any part of the Premises as the agent of and for the account of Tenant upon such terms and conditions as Owner may deem advisable, in which event the rents received on such reletting shall be applied first to the expenses of reletting and collection, including necessary renovation and alteration of Premises, reasonable attorney's fees and real estate commissions paid, and thereafter to payment of all sums due to or to become due Owner hereunder, and if a sufficient sum shall not be thus realized to pay such sums and other charges, Tenant shall pay Owner any deficiency monthly, and Owner may bring an action therefor as such monthly deficiency shall arise.

     In the event of any such retaking of possession of Premises by Owner as herein provided, Tenant shall remove all personal property located thereon and, upon failure to do so upon demand of Owner, Owner may, in addition to any other remedies allowed by law, remove and store the same in any such place selected by Owner, including but not limited to a public warehouse, at the expense and risk of Tenant. If Tenant shall fail to pay any sums due hereunder or the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Owner may sell any or all such property at public or private sale and shall apply the proceeds of such sale first, to the cost of such sale; second, to the payment of the charges for storage, if any; and third, to the payment of any other sums of money which may be due from Tenant to Owner under the terms of this Lease, and the balance, if any, to Tenant.

Tenant hereby waives all claims for damages that may be caused by Owner's lawfully re-entering and taking possession of Premises or lawfully removing and storing or selling the property of Tenant as herein

         8
     provided, and will save Owner harmless from loss, costs, or damages occasioned thereby, and such lawful re-entry shall not be considered or construed to be a forcible entry.

15   SURRENDER OF POSSESSION

     Upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender Premises to Owner.

16   COSTS AND ATTORNEYS' FEES

     If Tenant or Owner shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Owner for the recovery of rent or possession of Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit, and such attorneys' fees shall be deemed to have accrued on the commencement of such action.

17   NON-WAIVER

     Waiver by Either Party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition, or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Owner shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted regardless of Owner's knowledge of such preceding breach at the time of acceptance of such rent.

18   ASSIGNMENT AND SUBLETTING

     Tenant shall not assign this Lease or sublet Premises or any part thereof without first obtaining Owner's written consent, which shall not be unreasonably withheld. No such assignment or subletting shall relieve Tenant of Tenant's liability under the Lease, except, if at the time of such assignment or subletting, Tenant establishes to the reasonable satisfaction of Owner that such assignee or sublessee is of satisfactory financial responsibility at least equal to that of Tenant and the Guarantors at the time Tenant executed the Lease. Consent to any such assignment or subletting shall not operate as a waiver of the necessity for a consent to any subsequent assignment, and the terms of such consent shall be binding upon any person holding by, under or through Tenant. In no event shall a sublessee of Tenant sublet or assign any interest in this Lease.

     In the event of an assignment or subletting that requires Owner's time and/or expense, Tenant shall reasonably compensate Owner for such expenses.

     Notwithstanding anything to the contrary herein, Owner's consent shall not be required for the following transfers:

     a) An assignment, sublease or other transfer of Tenant's interest in the Lease to any other entity with which Tenant is affiliated or under common control, provided the Owner is notified not later than ten (10) days after the effective date of such event;

     b) An assignment or transfer of this Lease to any person or entity acquiring by asset or stock transfer, consolidation, merger, liquidation, spin-off or reorganization, all or substantially all of the assets of Tenant; provided, that the assignee or transferee agrees to assume and perform all obligations of Tenant under this Lease and that immediately following such acquisition the assignee's or transferees net worth equals the net worth of Tenant on the date immediately preceding such assignment or transfer; and provided further that Owner is notified not later than ten
     (10) days after the effective date of such event;

     c) Any (i) public offering of the stock of Tenant pursuant to the Securities Act of 1933 and/or the Securities Exchange Act of 1934 as amended, or (ii) transfer of stock between shareholders of Tenant, or (iii) sale of additional shares of

         9
               stock to individuals or entities currently not shareholders of Tenant; provided, that immediately following such offering, transfer or sales the net worth of Tenant equals or exceeds the net worth of Tenant on the date immediately preceding such offering, transfer or sale or

               d) the mortgage, pledge, hypothecation or encumbrance of any of the stock of Tenant.

          19   SUCCESSORS

               All of the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Owner and Tenant and their respective heirs, executors, administrators, successors and assigns.

          20   TAX ON RENTAL

               If any governmental authority or unit under any present or future law effective at any time during the term of this Lease shall in any manner levy a tax on rentals payable under this Lease or on rentals accruing from use of Premises under this Lease, or a tax in any form against Owner because of or measured by income derived from the leasing or rental of Premises, the amount of the next succeeding month's rent following payment of such tax by Owner shall be increased by an amount equal to such tax paid by Owner, and for Tenant's default in paying the rent thus revised, Owner shall have the same remedies as upon failure to pay rent. Tenant shall not be liable to pay any amount because of income tax of a general nature applicable to Owner's various interests or sources of income. In the event that it shall not be lawful for Tenant to pay such tax, the rental payable to Owner under this Lease shall be revised to net Owner the same net rental after imposition of any such tax as would have been payable to Owner prior to the imposition of any such tax.

          21   PRIORITY

               This Lease shall automatically be subordinate to any mortgage or deed of trust heretofore or hereafter placed upon Building, to any and all advances made or to be made thereunder, to the interest on the obligations secured thereby, and to all renewals, replacements and extensions thereof; provided, however, that in the event of foreclosure of any such mortgage or deed of trust or exercise of the power of sale thereunder, Tenant shall attorn to the purchaser of Building at such foreclosure or sale and recognize such purchaser as Owner under this Lease if so requested by such purchaser. If any mortgagee or beneficiary elects to have this Lease superior to its mortgage or deed of trust and gives notice of its election to Tenant, then this Lease shall thereupon become superior to the lien of such mortgage or deed of trust, whether this Lease is dated or recorded before or after the mortgage or deed of trust. Within fifteen days of presentation, Tenant shall execute, acknowledge, and deliver to Owner (i) any reasonable subordination or nondisturbance agreement or other instrument that Owner may require to carry out the provisions of this article, and (ii) any reasonable estoppel certificate requested by Owner from time to time in the standard form of any such mortgagee or beneficiary certifying in writing, if such be true, that Tenant shall be in occupancy, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges shall have been paid, and that there shall be no rental offsets or claims.

          22   CONDEMNATION

               If the whole of Premises, or if such portion of either Premises or the facilities in Building as may be required for the reasonable use of Premises, shall be taken by virtue of any condemnation or notice of condemnation or eminent domain proceeding, or by purchase in lieu thereof, or for public or quasipublic use, directly or indirectly, this Lease shall automatically terminate as of the date of such condemnation, or purchase in lieu of condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. Current rent shall be apportioned as of the date of such termination. In case of a taking of a part of Premises or a portion of the facilities in Building not required for the reasonable use of Premises, then this Lease shall continue in full force and effect and the rental shall be equitably reduced based on the proportion by which the rentable area of Premises is reduced, such rent reduction to be effective on the date of such partial taking. No award of any partial or entire taking shall be apportioned, and Tenant hereby assigns to Owner any award which may be made in such taking or condemnation together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing herein shall be deemed to give Owner any interest in, or to require Tenant to assign to Owner, any award made to Tenant for the taking of personal property or fixtures belonging to Tenant, for the interruption of or damage to Tenant's business or for Tenant's moving expenses.

         10
23    SPECIAL IMPROVEMENTS

      The term "Special Improvements" as used in this Lease refers to all improvements to Premises, whether provided at the expense of Owner or Tenant, other than accoustical ceilings, lighting fixtures, air conditioning grilles, air ducts and temperature controls, draperies, corridor and demising partitions, and concrete floor ready for pad and carpet. Tenant shall reimburse Owner for Owner's necessary expense of repairing or replacing all Special Improvements to maintain Special Improvements in first-class condition. Tenant shall pay Owner that certain sum as set forth in Article 1(f) as payment for certain of Special Improvements made to Premises. In addition, Tenant shall pay Owner for installation of any additional Special Improvements if they have been installed by Owner pursuant to Tenant's request. Where Special Improvements are to be installed by Owner, Tenant shall give Owner written notice of its final color selection and all other details of its office layout in sufficient time to permit Owner's completion of all work by the commencement date hereunder using its normal crews on a regular time basis, and such notice shall in any event be given not later than fifteen working days before such commencement date.

24    REAL PROPERTY TAXES

      Owner shall pay all real property taxes and assessments that may be levied against Building and the underlying land. If the amount of such real property taxes and assessments shall, in any calendar year during the Lease Term, exceed the amount of real property taxes and assessments payable for the calendar year 1996, then on the tax payment dates in 1997 and on these dates of each succeeding year, Tenant shall reimburse Owner for Tenant's proportionate share of such increase based upon the ratio which area of Premises, as set forth in Article 1(b), bears to 350,000 square feet. Owner shall submit to Tenant, if so requested by Tenant, a copy of the real property tax statement for the year in which payment is requested. The foregoing charges constitute additional rent that shall be deemed to have accrued uniformly during the calendar year in which payment is due. The final payment under the provision of this Article shall be prorated based on reasonable projections of the increase through the termination of this Lease and shall be due thirty days before such termination.

25    ANNUAL RENT ADJUSTMENT

      To partially compensate for the effect of inflation, a portion of the rental rate (viz. $7.50 per square foot per year) shall be adjusted to reflect reductions, if any, in the purchasing power of the dollar. Three separate generic elements of cost (namely: labor, materials and energy) shall be deemed to be representative of all operational costs. Indices for measuring changes in the dollar value for each of these cost elements shall be: janitorial hourly labor rate, Consumer Price Index, and the average cost per kilowatt-hour of electricity (including without limitation all demand charges), respectively. Changes in each of these shall adjust rent as provided below:


                Generic                                Element's Cost
            Element of Cost         Index                   Share
            ---------------         -----              --------------

            1. Labor                Janitorial rate         $3.00
            2. Material             C.P.I.                  $3.00
            3. Energy               Average kwh cost        $1.50


      The base index for each of these indices shall be established from data for the month of September of the year preceding the year in which this Lease commences. Indices for each succeeding year shall be calculated annually using September experience data, and the ratio that these annual indices bear to their respective base index shall be reduced by 1.00 then multiplied by the individual element's cost share as specified in Items 1, 2 and 3 above, and by the area of Premises as set forth in Article 1(b). Each January 1, following the calendar year in which the Lease becomes effective, the Monthly Rent in Article 1(d) shall be increased by one-twelfth (1/12) of the sum of the amounts so determined. No changes in the rent as specified above shall take place during the calendar year in which the Lease Term commences.

      The janitorial hourly labor rate shall be that as established by the Hotel Employees Restaurant Employees, Union Local No. 8 for journeymen janitors including all applicable taxes and fringe benefits payable by employers. The labor rate to be used as a base index for this Lease shall be $12.72.

      The Consumer Price Index to be used shall be the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average, All-Items Series (1982-1984 = 100), as published by the U.S. Department of Labor, Bureau of Statistics. If this index is revised or changed (as, for example, by taking the average index for different years as the base figure of 100), the base index shall be adjusted accordingly. In the event such index is discontinued, the index promulgated by the Department of Labor most closely

         11

     approximating the above referenced index shall be used as the base index. The Consumer Price Index to be used as the base index for this Lease shall be 150.6.

     The cost per kilowatt-hour of electricity consumed in the Westin Building (including seasonal factors and any tax or surcharge that may be imposed), shall be determined by dividing the total amount billed to Account No. 171001453015 for the supply of electricity consumed primarily during the month of September by the consumption shown in the billing column entitled "Consumption kwh/kvarh." The cost to be used as a base index for this Lease shall be $.036 per kilowatt-hour.

26   NOTICES

     All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail to Owner at its offices in Building and to Tenant at Premises, or to such other place as may be set forth in
     Article 1(h) or hereafter designated by either party in writing.

27   NAME OF BUILDING

     Owner reserves the right in its sole discretion to change the name of Building from that specified in Article 3.

28   CONSTRUCTION

     The titles to articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This Lease shall be construed and governed by the law of the State of Washington.

29   TIME OF ESSENCE

     Time is of the essence of this Lease.

30   FORCE MAJEUR

     In the event either Owner or Tenant shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or any reason of a like nature, not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of such delay, provided that the provisions hereof shall not operate to excuse Tenant from prompt payment of rent or any other payments required by Tenant hereunder.

IN WITNESS WHEREOF, Owner and Tenant have signed this Lease on the dates noted below.

OWNER:                                     TENANT:

SIXTH & VIRGINIA PROPERTIES                InterNAP Network Services L.L.C.
A Washington General Partnership           A Washington Limited Liability
By Clise Properties, Inc., a Partner       Corporation

By  /s/ A. M. CLISE                        By  /s/ ANTHONY C. NAUGHTIN
  ----------------------------------          ----------------------------------

Its President                              Its President/CEO
    --------------------------------          ----------------------------------

Date  6-10-96                              Date  6-6-96
    --------------------------------            --------------------------------



By Clise Company, a Partner
By Retail Realty, Inc.

By  /s/ A. M. CLISE
  ----------------------------------

Its President
    --------------------------------

Date  6-10-96
    --------------------------------

         12
GUARANTEE

For and in consideration of execution of this Lease, Big Sandy Telecommunications, Inc., as the primary guarantor of first recourse in the event that Tenant defaults on any of its obligations under this Lease, guarantees the performance of all obligations of Tenant and Tenant's Successors as said obligations exist under all terms and conditions of this Lease and any modifications thereto. In further consideration of execution of this Lease, Anthony Naughtin and Paul McBride, as Corporate Officers of Tenant shall be secondary guarantors of next recourse in the event that Tenant defaults on any of its obligations under this Lease, and the primary guarantor is unable to guarantee performance of such obligations on behalf of the Tenant. The obligations of Anthony Naughtin and Paul McBride as secondary guarantors shall cease after Tenant completes reimbursement to Owner of Owner's tenant improvement outlay on the 1st day of the third year of the term of this Lease. Big Sandy Telecommunications, Inc.'s obligation may be modified or removed as part of an assignment transaction that Owner must consent to under this Lease.


                                   /s/ ROBERT J. LINDAY, JR., President
                                   -------------------------------------
                                   Big Sandy Telecommunications, Inc.,



                                             /s/ PAUL MCBRIDE
                                   -------------------------------------
                                  Paul McBride


                                             /s/ ANTHONY NAUGHTIN
                                   -------------------------------------
                                Anthony Naughtin


State of Washington  )
County of King       )

I certify that I know or have satisfactory evidence that A. M. Clise is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of CLISE PROPERTIES, INC., a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated 6/10/96


                                            /s/ JENNIFER A. RICHARDS
                                ------------------------------------------------
                                Notary Public in and for the State of Washington
                                          My appointment expires 2-7-99

                                              Jennifer A. Richards



State of Washington  )
County of King       )

I certify that I know or have satisfactory evidence that A. M. Clise is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of RETAIL REALTY, INC., a partner of CLISE COMPANY, a partnership, for and on behalf of CLISE COMPANY, which in turn is a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated 6/10/96


                                            /s/ JENNIFER A. RICHARDS
                                ------------------------------------------------
                                Notary Public in and for the State of Washington
                                          My appointment expires 2-7-99

                                              Jennifer A. Richards

         13
                                   EXHIBIT A


                                  [Floor Plan]

         14
                                   EXHIBIT B


                                  [Site Plan]

         15
                                    EXHIBIT C


                                  [Floor Plan]

         16
                           RENT ANALYSIS AND PROPOSAL

------------------------------------------------------------------------------------------------------------------------------------

Statistics
------------------------------------------------------------------------------------------------------------------------------------
USF                                  5,117  Total base rent     $   654,275  Total TI's            $   137,774.83
RSF                                  5,054  Ave. annual rent    $   130,855  T TI's per RSF        $        23.54
Lease terms (yrs)                        5  Ave. monthly rent   $    10,905  Amort per year        $    27,554.97
Ave. rent per RSF              $     20.00  Acceleration rate         0.00%  Amort per RSF         $         4.71
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 Description                         Cost            Sixth & Virginia          InterNAP
--------------------------------------------------------------------------------------------------
Demo                           $   2,800.00          $   2,800.00
--------------------------------------------------------------------------------------------------
Construction/permit fees       $     650.00                650.00
--------------------------------------------------------------------------------------------------
Doors/hardware                 $   3,000.00          $   3,000.00
--------------------------------------------------------------------------------------------------
Cabinets/shelving              $   1,800.00          $   1,800.00
--------------------------------------------------------------------------------------------------
Refiles                        $   5,740.00          $   5,740.00
--------------------------------------------------------------------------------------------------
Partitions                     $   9,976.00          $   9,976.00
--------------------------------------------------------------------------------------------------
Ceiling                        $   4,068.00          $   4,068.00
--------------------------------------------------------------------------------------------------
Carpet                         $   6,800.00          $   6,800.00
--------------------------------------------------------------------------------------------------
Painting                       $   2,800.00          $   2,800.00
--------------------------------------------------------------------------------------------------
Draperies                      $   2,500.00          $   2,500.00
--------------------------------------------------------------------------------------------------
Sprinklers                     $   3,000.00          $   3,000.00
--------------------------------------------------------------------------------------------------
HVAC - Office                  $  14,250.00          $   3,315.50          $   10,934.50
--------------------------------------------------------------------------------------------------
HVAC - Computer room           $  30,465.00                                $   30,465.00
--------------------------------------------------------------------------------------------------
Electrical                     $  12,250.00          $   4,950.00          $    7,300.00
--------------------------------------------------------------------------------------------------
Signage                        $     150.00                                $      150.00
--------------------------------------------------------------------------------------------------
Access floor ramp              $   1,500.00                                $    1,500.00
--------------------------------------------------------------------------------------------------
Cleanup                        $   1,050.00                                $    1,050.00
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------  InterNAP  [PIE CHART]  Sixth &
Subtotal                       $ 102,799.00          $  51,399.50          $   51,399.50              50%                  Virginia
--------------------------------------------------------------------------------------------------                           50%
W/17%                          $  17,475.83          $  17,475.83
--------------------------------------------------------------------------------------------------
AC Backup                                                                  $   12,500.00
--------------------------------------------------------------------------------------------------
Misc. Electrical                                                           $    5,000.00
--------------------------------------------------------------------------------------------------
TOTAL                          $ 120,274.83          $  66,875.33          $   68,899.50
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Cost per RSF                   $      20.55          $      11.77          $       11.77
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Yr 1                Yr 2                Yr 3             Yr 4                   Yr 5             5-Year Total
------------------------------------------------------------------------------------------------------------------------------------
Base            $    20.00        $    20.00          $    20.00         $    20.00          $    20.00          $      100.00
TI's            $     2.35        $     2.35          $     2.35         $     2.35          $     2.35          $       11.77
  Total         $    22.35        $    22.35          $    22.35         $    22.35          $    22.35          $      111.77
Net Increase    $      --         $      --           $      --          $      --           $      --
RSF                  5,854             5,854               5,854              5,854               5,854
Annual Rent        130,855        $  130,855          $  130,855         $  130,855          $  130,855          $  654,275.33
Monthly Rent    $   10,905        $   10,905          $   10,905         $   10,905          $   10,905
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Yr 1                Yr 2                Yr 3             Yr 4                   Yr 5             5-Year Total
------------------------------------------------------------------------------------------------------------------------------------
Base            $    18.00        $    19.00          $    20.00         $    21.00          $    22.00          $      100.00
TI's                                                                                                             $        --
  Total         $    18.00        $    19.00          $    20.00         $    21.00          $    22.00          $      100.00
Net Increase    $      --         $     1.00          $     1.00         $     1.00          $     1.00
RSF                  5,854             5,854               5,854              5,854               5,854
Annual TI
 Payment*                         $   41,325          $   37,881
Annual Rent     $  105,372        $  152,551          $  154,961         $  122,934          $  128,788          $  654,606.63
Monthly Rent    $    8,781        $    9,269          $    9,757         $   10,245          $   10,732
------------------------------------------------------------------------------------------------------------------------------------



*Lump sum payment at beginning of lease year. TI allowance accrues interest at 10% per year.

                                  Exhibit C 1

-------------------------------------------------------------------------------
                              LEASE MODIFICATION #1
-------------------------------------------------------------------------------

This Agreement made the 1st day of September, 1998, is by and between SIXTH & VIRGINIA PROPERTIES, a Washington General Partnership, hereinafter called "Owner," and InterNAP Network Services Corporation, a Washington Corporation, hereinafter called "Tenant."

Owner and Tenant have executed a Lease dated the 1st day of June, 1996 and modified on 1st day of May, 1998. Said Lease is for approximately 5,854 square feet on the 8th floor, Suite 800 of The Westin Building, hereinafter referred to as "Building," situated in the City of Seattle, County of King, State of Washington, located at 2001 Sixth Avenue and located on the following real property:

        Lots 11 and 12 (less portion for street), Block 15 of Addition to town of Seattle, as laid off by Heirs of Sarah A. Bell, deceased, (commonly known as Heirs of Sarah A. Bell's Addition to the City of Seattle) as per plat recorded in Volume 1 of plats, page 103, records of King County, Washington.

Now, therefore, for valuable consideration Owner and Tenant as parties hereto agree that the Lease will be modified, effective the 1st day of May, 1998, as follows:

Article 1(d) shall be modified to read in its entirety as follows:

        d.     MONTHLY BASE RENT:
               Monthly base rent shall be increased by $3,065 as Follows:
                  May 1, 1998  - May 31, 1999                 $12,822.00
                  June 1, 1999 - May 31, 2000                 $13,310.00
                  June 1, 2000 - May 31, 2001                 $13,797.00

EXCEPT to the extent herein revised, amended or modified, all terms, conditions and provisions of said Lease are hereby affirmed and ratified in all respects.


OWNER:                                            TENANT:
SIXTH & VIRGINIA PROPERTIES,                      InterNAP Network Services Corporation
  A Washington General Partnership                  A Washington Corporation

By Clise Properties, Inc., a Partner

By_____________________________                   By_____________________________

Its  __________________________                   Its ___________________________

Date __________________________                   Date __________________________



CLISE COMPANY, a Partner
By Retail Realty, Inc.

By_____________________________

Its  __________________________

Date __________________________

State of Washington
County of King

I certify that I know or have satisfactory evidence that A.M. Clise is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of CLISE PROPERTIES, INC., a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated______________________
                                        _______________________________________
                                               (Name legibly printed or stamped)
                                        _______________________________________
                                Notary Public in and for the State of Washington

                                      My appointment expires____________________

State of Washington
County of King

I certify that I know or have satisfactory evidence that A.M. Clise is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of RETAIL REALTY, INC., a partner of CLISE COMPANY, a partnership, for and on behalf of CLISE COMPANY, which in turn is a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated______________________
                                        _______________________________________
                                               (Name legibly printed or stamped)
                                        _______________________________________
                                Notary Public in and for the State of Washington

                                      My appointment expires____________________

--------------------------------------------------------------------------------
                              LEASE MODIFICATION #2
--------------------------------------------------------------------------------

This Agreement made the 1st day of September, 1998, is by and between SIXTH & VIRGINIA PROPERTIES, a Washington General Partnership, hereinafter called "Owner," and InterNAP Network Services Corporation, a Washington Corporation, hereinafter called "Tenant."

Owner and Tenant have executed a Lease dated the 1st day of June, 1996 and modified on 1st day of May, 1998. Said Lease is for approximately 5,854 square feet on the 8th floor, Suite 800 of The Westin Building, hereinafter referred to as "Building," situated in the City of Seattle, County of King, State of Washington, located at 2001 Sixth Avenue and located on the following real property:

        Lots 11 and 12 (less portion for street), Block 15 of Addition to town of Seattle, as laid off by Heirs of Sarah A. Bell, deceased, (commonly known as Heirs of Sarah A. Bell's Addition to the City of Seattle) as per plat recorded in Volume 1 of plats, page 103, records of King County, Washington.

Now, therefore, for valuable consideration Owner and Tenant as parties hereto agree that the Lease will be modified, effective the 1st day of May, 1998, as follows:


Article 1(d)shall be modified to read in its entirety as follows:

        d.     MONTHLY BASE RENT:
               Monthly base rent shall be increased by $3,065 as Follows:
                  May 1, 1998  - May 31, 1999                 $12,822.00
                  June 1, 1999 - May 31, 2000                 $13,310.00
                  June 1, 2000 - May 31, 2001                 $13,797.00

EXCEPT to the extent herein revised, amended or modified, all terms, conditions and provisions of said Lease are hereby affirmed and ratified in all respects.

OWNER:                                            TENANT:
SIXTH & VIRGINIA PROPERTIES,                      InterNAP Network Services Corporation
  A Washington General Partnership                  A Washington Corporation

By Clise Properties, Inc., a Partner

By___________________________                     By___________________________

Its  ________________________                     Its _________________________

Date ________________________                     Date ________________________


CLISE COMPANY, a Partner
By Retail Realty, Inc.

By___________________________

Its  ________________________

Date ________________________

State of Washington
County of King

I certify that I know or have satisfactory evidence that A.M. Clise is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of CLISE PROPERTIES, INC., a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated__________________________________

                                         _______________________________________
                                               (Name legibly printed or stamped)

                                         _______________________________________
                                Notary Public in and for the State of Washington

                                      My appointment expires____________________


State of Washington
County of King

I certify that I know or have satisfactory evidence that A.M. Clise is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of RETAIL REALTY, INC., a partner of CLISE COMPANY, a partnership, for and on behalf of CLISE COMPANY, which in turn is a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated__________________________________

                                         _______________________________________
                                               (Name legibly printed or stamped)

                                         _______________________________________
                                Notary Public in and for the State of Washington

                                      My appointment expires____________________

-------------------------------------------------------------------------------
                              LEASE MODIFICATION #3
-------------------------------------------------------------------------------

This Agreement made the 28th day of December, 1999, is by and between SIXTH & VIRGINIA PROPERTIES, a Washington General Partnership, hereinafter called "Owner," and InterNAP Network Services Corporation, a Washington Corporation, hereinafter called "Tenant."

Owner and Tenant have executed a Lease dated the 1st day of June, 1996, modified on 1st day of May, 1998, modified on the 1st day of September, 1998. Said Lease is for approximately 7,216 square feet on the 8th floor, Suite 800 of The Westin Building, hereinafter referred to as "Building," situated in the City of Seattle, County of King, State of Washington, located at 2001 Sixth Avenue and located on the following real property:

        Lots 11 and 12 (less portion for street), Block 15 of Addition to town of Seattle, as laid off by Heirs of Sarah A. Bell, deceased, (commonly known as Heirs of Sarah A. Bell's Addition to the City of Seattle) as per plat recorded in Volume 1 of plats, page 103, records of King County, Washington.

Owner is constructing or allowing the construction of a new electrical power vault in the Garage (the "New Vault"), to bring additional electrical power from the public power utility to the Building and Garage. In connection therewith, Owner is constructing a new underground tunnel ("New Tunnel") to connect the new power vault with the Building, and is opening an additional vertical shaft in the Building ("New Riser"). Owner is also constructing a new power generation facility in the Garage ("New Generator Plant"), with connecting busways to the Building. Tenant is desirous of converting a portion of the Lease Premise to equipment space (approximately 1,464 R sq. ft as shown on the Attached Exhibit A). Tenant will require additional electrical, condenser water, and backup power in order to facilitate this conversion.

Whereas now, therefore, for valuable consideration Owner and Tenant as parties hereto agree that the Lease will be modified, effective the 1st day of April, 2000, as follows:

Article 1(d)shall be modified to read in its entirety as follows:

    d.  MONTHLY BASE RENT:
        Monthly base rent shall be increased effective upon the availability of an additional 150 amps, 480v of electrical power to premises:

           April 1, 2000 - May 31, 2000    *Fifteen Thousand Three Hundred Forty
                                           Nine and 00/100 Dollars ($15,349.00)
                                           per month.
           June 1, 2000 - May 31, 2001     *Fifteen Thousand Seven Hundred
                                           Thirty Seven and 00/100 Dollars
                                           ($15,737.00) per month.

                                           *(Base rent shall remain as-is until
                                           Building Electrical System expansion
                                           is complete, scheduled for early
                                           2000.)

Article 7 shall be modified to read in its entirety as follows:

    7          SERVICES PROVIDED BY OWNER

               Owner shall, at its sole cost and expense, maintain the Premises and the public and common areas of the Building, such as lobbies, stairs, landscaping, corridors and restrooms, together with the Westin Building Garage, and all structural portions of the Building, including, but not limited to, roof and foundation as well as common area fire suppression systems, heating, ventilation, air conditioning, electrical and mechanical systems, in a first class order and condition, except for damage occasioned by the act of Tenant. Owner's responsibility to maintain the fire suppression systems, heating and ventilation, electrical and mechanical systems on the Premises ends at the demarcation point where such systems enter the Premises. Tenant agrees to maintain the fire suppression systems, heating and ventilation, electrical and mechanical systems within the Premises from the demarcation point.

               Nothwithstanding anything to the contrary in this Article 7, Owner agrees to allow Tenant to connect to the Premises upon completion of the New Vault project, an additional One Hundred Fifty (150) amps of 480V 3 phase from the Building power source. All costs for the aforementioned installation shall be at Tenant's expense, and subject to review and approval of final plans by Owner. Tenant shall remit to Owner, upon completion of the New Vault project, Forty Five Thousand and 00/100 ($45,000.00) Dollars as a reimbursement for Tenant's pro-rata share of the cost of the New Vault project.

               Owner, at its sole cost, shall provide lighting replacement, toilet room supplies, window washing with reasonable frequency, and daily janitorial service, during the times and in the manner that such services are customarily furnished in general office buildings in the area. Elevator service shall be provided to Premise on a 24 hour a day, seven day a week basis.

               Owner shall not be liable for damages, nor shall the rental herein reserved be abated, for failure to furnish or delay in furnishing any of the foregoing services, when such failure or delay is caused by an event of Force Majeur or by the making of necessary repairs to the Premises or Building (provided that Owner has used reasonable efforts not to interfere with or interrupt the conduct of Tenant's business at the Premises), nor shall the temporary failure to furnish any of such services due to such events be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

        NEW:

               HVAC (HEATING, VENTILATING, AND AIR CONDITIONING)

                Owner grants Tenant the right to install, at Tenant's sole cost, its own HVAC equipment in Premises. This equipment shall be considered Tenant's trade fixture. Tenant's HVAC equipment shall be connected in a manner approved by the Building. Owner represents and warrants to Tenant that at all times during the Lease Term, or any extension 1(s), Owner shall have available for Tenant's heating and ventilation needs at the Premises not more than 70 tons of HVAC cooling capacity.

                Owner shall not be liable for damages, nor shall the rental herein reserved be abated, for Owner's failure to furnish or delay in furnishing HVAC cooling, when such failure or delay is caused by an event of Force Majeur or by the making of necessary repairs to the Premises or Building (provided that Owner has used reasonable efforts not to interfere with or interrupt the conduct of Tenant's business at the Premises), nor shall the temporary failure to furnish any of such services due to such events be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

                Tenant shall pay to Owner within thirty (30) days of completion of the New Vault Project, as additional rent, a sum equal to Thirty Thousand & 00/100 ($30,000.00). In addition, Tenant shall pay within ten (10) days of invoice a quarterly fee for Tenant's pro rata, per ton share of the costs charged to all users of the cooling tower for Owner's costs and expenses of operating and maintaining the cooling tower, including, but not limited to, chemical treatment, electrical usage and water consumption, maintenance contracts and security.

         ESSENTIAL POWER:

               Tenant shall have the right to connect up to a total of One Hundred Eighty (180) amps, 480V 3 phase Essential Power from Westin Building Essential Power System (Generator back up). It is understood that Essential Power will be in place upon completion of the New Vault and New Generator Plant, scheduled for early 2000. Tenant shall pay to Owner as additional rent a one-time charge of One Hundred Twelve Thousand Five Hundred and 00/100 ($112,500.00) Dollars, for the connections for this One Hundred Eighty (180) amps of 480v Essential Power, according to the following schedule:


          ------ ---------------------------------- ----------------------------------- ----------------------------
                         DATE PAYMENT DUE                       AMOUNT DUE                     PAYMENT FOR:
          ------ ---------------------------------- ----------------------------------- ----------------------------
          ------ ---------------------------------- ----------------------------------- ----------------------------
          -      Upon completion of New Vault and   One Hundred Twelve Thousand Five    Connection of One Hundred
                 New Generator Plant                Hundred and 00/100 Dollars          Eighty (180) amps, 480 V,
                                                    ($112,500.00)                       3 phase
          ------ ---------------------------------- ----------------------------------- ----------------------------


                Owner shall not be liable for damages, nor shall the rental herein reserved be abated, for Owner's failure to furnish or delay in furnishing Essential Power, when such failure or delay is caused by an event of Force Majeur or by the making of necessary repairs to the Premises or Building (provided that Owner has used reasonable efforts not to interfere with or interrupt the conduct of Tenant's business at the Premises), nor shall the temporary failure to furnish any of such services due to such events be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

                Tenant shall pay any costs associated with connecting the Essential Power system from the riser to Tenant's Premises, as well as its pro rata share of any semi-annual maintenance costs, including maintenance, fuel, security and other costs necessary for the reliable operations of the Essential Power system.

EXCEPT to the extent herein revised, amended or modified, all terms, conditions and provisions of said Lease are hereby affirmed and ratified in all respects.


OWNER:                                                   TENANT:
SIXTH & VIRGINIA PROPERTIES,                      InterNAP Network Services Corporation
  A Washington General Partnership                  A Washington Corporation

By Clise Properties, Inc., a Partner

By_____________________________                   By_____________________________

Its  __________________________                   Its ___________________________

Date __________________________                   Date __________________________



I certify that I know or have satisfactory evidence that A.M. Clise is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of CLISE PROPERTIES, INC., a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


Dated______________________
                                        _______________________________________
                                                            Jennifer A. Richards
                                        _______________________________________
                                Notary Public in and for the State of Washington
                                                            Residing in Issaquah
                                       My appointment expires:  February 7, 2003

                                    EXHIBIT A
                                   FLOOR PLAN